SECOND AMENDMENT TO
                                CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "Amendment") is entered into as of June 30, 1997 among SPEEDWAY MOTORSPORTS, INC., a Delaware corporation ("Speedway Motorsports"), SPEEDWAY FUNDING CORP., a Delaware corporation ("Speedway Funding" - each a "Borrower" and collectively the "Borrowers"), certain of Speedway Motorsports' Subsidiaries and related parties (individually a "Guarantor" and collectively the "Guarantors"), NATIONSBANK, N.A., as Agent, and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         1. The Borrowers, the Guarantors, the Agent and the Lenders entered into that certain Credit Agreement dated as of March 7, 1996, as amended as of September 24, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement").

         2. The Borrowers have requested, and the Lenders have agreed, to amend certain terms of the Credit Agreement as set forth below.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         A. Amendments. Section 8.1 of the Credit Agreement is amended as follows:

            1. The word "or" at the end of Section 8.1(g) is deleted in its entirety;

            2. The period at the end of Section 8.1(h) is deleted and replaced with a semicolon and the word "or"; and

            3. A new Section 8.1(i) is added to read as follows:

               "(i) Indebtedness of the Borrowers to NationsBank, N.A. pursuant to a promissory note dated as of June 30, 1997 in the original principal amount of $30,000,000."

         B. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents; (b) all of the provisions of the Credit Documents, except as


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amended hereby, are in full force and effect; (c) no liens securing borrowed money indebtedness have been placed on either of the Borrower's assets; and (d) since March 31, 1997, no Material Adverse Effect has occurred in the business, financial or other conditions of the Borrowers.

         C. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement.

         D. Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         E. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         F. Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

         G. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.

         The parties below have executed this Amendment as of the day and year first above written.

BORROWERS:

                                     SPEEDWAY MOTORSPORTS, INC., a Delaware
                                     corporation


                                     By: /s/ William R. Brooks

                                     Title: Chief Financial Officer and
                                            Vice President


                                     SPEEDWAY FUNDING CORP., a Delaware
                                     corporation


                                     By: /s/ David J. Lindley

                                     Title: Secretary

GUARANTORS:

                                     ATLANTA MOTOR SPEEDWAY, INC., a Georgia
                                     corporation


                                     By: /s/ William R. Brooks

                                     Title: Vice President


                                     CHARLOTTE MOTOR SPEEDWAY, INC., a North
                                     Carolina corporation


                                     By: /s/ William R. Brooks

                                     Title: Vice President

                              [SIGNATURES CONTINUE]

                                     TEXAS MOTOR SPEEDWAY, INC., a Texas
                                     corporation


                                     By: /s/ William R. Brooks

                                     Title: Vice President


                                     600 RACING, INC., a North
                                     Carolina corporation


                                     By: /s/ William R. Brooks

                                     Title: Vice President


                                     BRISTOL MOTOR SPEEDWAY, INC., a Tennessee corporation


                                     By: /s/ William R. Brooks

                                     Title: Vice President


                                     SPR ACQUISITION CORPORATION,
                                     a California corporation


                                     By: /s/ William R. Brooks

                                     Title: Vice President

LENDERS:

                                     BANK ONE, TEXAS, N.A.


                                     By: /s/ [illegible]

                                     Title: Vice President

                              [SIGNATURES CONTINUE]


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                                     FIRST AMERICAN NATIONAL BANK


                                     By: /s/ H. Hope Stewart

                                     Title: A.V.P.


                                     FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA


                                     By: /s/ William [illegible]

                                     Title: S.V.P.


                                     FLEET NATIONAL BANK


                                     By: /s/ [illegible]

                                     Title: S.V.P.


                                     NATIONSBANK, N.A.



                                     By: /s/ James E. Nash, Jr.

                                     Title: Senior Vice President


                                     SOUTHTRUST BANK


                                     By: /s/ Mark R. [illegible]

                                     Title: Group Vice President

                              [SIGNATURES CONTINUE]

AGENT:

                                     NATIONSBANK, N.A.


                                     By: /s/ James E. Nash, Jr.

                                     Title: Senior Vice President